EXHIBIT 10.6





                               CORPORATE ROAD SHOW

                              EMPLOYMENT AGREEMENT

           AGREEMENT made as of this 1st day of January, 2003 by and between Corporate Roadshow.Com, Inc. a corporation organized under the laws of the state of New York (the "Company"), and Mr. Frank Ferraro, residing at 80 Orville Drive, Bohemia N.Y. 11716 (the "Employee").

                                   WITNESSETH:

           In consideration of the mutual covenants and agreements herein contained, the parties hereby agree as follows:

           1. EMPLOYMENT. The Company agrees to employ, and does hereby employ Employee and Employee hereby accepts such employment, for the Term (as defined below), with the duties and compensation and upon the terms and conditions hereinafter set forth in this Agreement.

           2. TERM. The term of Employee's employment shall commence on the date hereof (the "Effective Date") and shall continue through and including two years from the Effective Date, unless earlier terminated as hereinafter provided for in this Agreement. The Term shall thereafter be automatically extended from year to year, unless termination notice is given by either party not less than sixty
(60) days prior to the expiration of the then Term.

3. DUTIES AND OFFICES.

                     (a) Employee shall be the CEO, President, Secretary Treasurer of the Company during the Term and shall have such duties and obligations as set forth in the By-Laws of the Company and as determined by the Board of Directors. Employee shall faithfully perform such duties, and shall diligently follow and implement all policies and decisions of the Company.

                     (b) During the Term, Employee shall devote most of his working time and energies to the business and affairs of the Company. Employee agrees to use his best efforts, skills and abilities to promote the Company's interest.




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                     (c) The office for the performance of his services and the head office of the Company shall be located in 80 Orville Drive Suite 100 Bohemia, N.Y. 11716.

           4. COMPENSATION.

                     (a) During the Term, the Company shall pay Employee an annual salary ("Salary") of $90,000 payable monthly, less required withholding and other applicable taxes.

                     (b) During the Term, the Company shall pay Employee health benefits.

           5. EXPENSES, BENEFITS AND PERQUISITES.

(a) The Company will pay or reimburse Employee for all travel, meals and other expenses reasonably incurred by Employee during the Term in connection with the performance of his duties hereunder upon presentment of written expense receipts reflecting such expenses (b) Employee will receive benefits similar to those of the other employees of the Company.

                     (c) Employee shall be entitled to three weeks paid vacation each calendar year.

                     (d) Employee shall be permitted an additional one week vacation without pay.

           6. DEATH OF EMPLOYEE. In the event that Employee should die during the Term, this Agreement and all benefits hereunder shall be paid to Employee's Spouse Kim Ferraro for the remainder of the contract. Such termination shall not affect any rights which Employee, his spouse or estate may have at the time of his death pursuant to any insurance or other death benefit, retirement, pension, or any other benefit plan or arrangement with the Company.

           7. DISCHARGE FOR CAUSE. The Board of Directors of the Company may discharge Employee "For Cause" at any time. Such discharge shall be affected by written notice to Employee, which shall specify the reasons for Employee's discharge and the effective date thereof. As used herein, the term "For Cause" shall be:



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                     (i)      Employee's criminal conviction by final judgment
                              for fraud, embezzlement, bribery or any felonious offense; or

                     (ii) Employee's commission of any willful and intentional act of fraud or dishonesty in connection with the performance of his duties as an executive officer of the Company; or

                     (iii) Employee's willful and repeated failure or refusal (unheeded ten (10) days after notice from the Company of such failure or refusal) to attempt to perform his duties and responsibilities provided such duties and responsibilities are established on a reasonable basis and except as a result of circumstances beyond the reasonable control of Employee; or

                     (iv) Upon the voluntary termination of employment without justification by Employee with ninety (90) days notice given.

           Upon termination pursuant to this Section 7, this Agreement and all benefits hereunder shall terminate, except that such termination shall not affect any right that Employee may have at the time of termination pursuant to any insurance, retirement, pension, or any other benefit plan or arrangement with the Company.


                     (a) CONFIDENTIALITY. The Employee specifically agrees that, without the consent of the Company, he will not at any time, in any fashion, form or manner, either directly or indirectly, divulge, disclose, or communicate to any person, firm or corporation any confidential information of any kind, nature or description concerning any matters affecting or relating to the business of the Company or its customers. The Employee further specifically agrees that, without the consent of the Company, he will not in any fashion, form or manner, either directly or indirectly, divulge, disclose or communicate to any person, firm or corporation any information concerning this Agreement. Upon the termination of this Agreement for any reason, the Employee shall immediately surrender and deliver to the Company all such materials in all forms. The covenants set forth in this Section 8(c) shall survive the termination of this Agreement in perpetuity.



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                     (b) The Employee agrees that his obligation and duties
contained in this Section 8 are continuing obligations and said duties shall survive the termination or expiration of this Agreement for any reason whatsoever.

           9. MISCELLANEOUS.

                     (a) This Agreement contains the entire understanding between the parties hereto concerning the subject matter hereof. This Agreement may only be amended by an instrument in writing executed by the parties hereto.

                     (b) This Agreement shall be construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws principles.

                     (c) This Agreement and the rights and obligations of the parties hereto shall bind and inure to the benefit of the successor or successors of the Company, whether by merger, consolidation or otherwise.

                     (d) Any notice to be given pursuant to the terms of this Agreement shall be in writing and delivered by hand or sent by registered or certified mail to such party at such party's address set forth on the signature page hereof or such other address or to the attention of such other person as either party has specified by prior written notice to the other party.

                     (e) The Company's waiver of a breach of any provision of this Agreement by Employee shall not operate or be construed as a waiver of any subsequent breach of this Agreement by the Employee. No waiver shall be valid unless in writing and signed by any authorized officer of the Company.

                     (f) Employee acknowledges that his services are unique and personal. Accordingly, Employee shall not assign his rights or delegate his duties or obligations under this Agreement.

                     (g) Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.




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                     (h) This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original. But all of which together shall constitute one and the same agreement.

           IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its officers hereunto duly authorized, and Employee has executed this Agreement all as of the date first above set forth.

                              CORPORATE ROADSHOW.COM, INC.
                              "Company"



                              By: /s/ Frank Ferraro
                                 ------------------------------------------
                                 Name:

                                 ------------------------------------------
                                 "Employee"










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